Exhibit 99.1

For Immediate Release

Kura Sushi USA Announces Fiscal First Quarter 2020 Financial Results

Reiterates Full Year Guidance

Irvine, CA. January, 8, 2020 – Kura Sushi USA, Inc. (“Kura Sushi” or the “Company”) (NASDAQ: KRUS), a fast-growing technology-enabled Japanese restaurant concept, today reported fiscal first quarter financial results for the period ended November 30, 2019.

Fiscal First Quarter 2020 Highlights

➢	Total sales increased 30% to $17.4 million, compared to the first quarter of 2019;
➢	Comparable restaurant sales growth increased 7.9%;
➢	Operating loss was $1.4 million, compared to a loss of $0.4 million in the first quarter of 2019;
➢	Net loss was $1.2 million, or ($0.15) per diluted share, compared to net loss of $0.4 million, or ($0.08) per diluted share in the first quarter of 2019;
➢	Restaurant-level contribution* was $3.0 million, compared to $2.5 million in the first quarter of 2019; and
➢	Adjusted EBITDA* was ($0.1) million, compared to $0.5 million in the first quarter of 2019.
*

Restaurant-level contribution and Adjusted EBITDA are non-GAAP measures and defined below under “Key Financial Definitions”. Please see the reconciliation of non-GAAP measures accompanying this release. See also “non-GAAP Financial Measures” below.

Hajime Uba, President and Chief Executive Officer of Kura Sushi, stated, “Our first quarter loss was generally in line with our expectations, and we continue to expect our profits to be generated during the second half of the fiscal year, in line with historical cadence.  Results in the first quarter included strong comparable restaurant sales growth, as guests continue to respond positively to our premium ingredients, affordable price points, and most importantly, the distinctive “Kura Experience”.  We remain excited about the balance of fiscal 2020 and have a number of drivers in place that we believe can sustain our momentum.  Furthermore, we have a strong development pipeline that will enable us to bring our unique brand to a growing number of guests throughout the country.”

Review of First Quarter 2020 Financial Results

Total sales increased 30% to $17.4 million compared to $13.4 million in the first quarter of 2019. Comparable restaurant sales increased 7.9% for first quarter of 2020, resulting in a 12.3% increase on a two-year basis. This increase was driven by increases in both average check and traffic.

Operating loss was $1.4 million compared to an operating loss of $0.4 million in the first quarter of 2019.

Net loss was $1.2 million, or ($0.15) per diluted share, compared to net loss of $0.4 million in the first quarter of 2019, or ($0.08) per diluted share.

Restaurant-level contribution* was $3.0 million compared to $2.5 million in the first quarter of 2019. As a percentage of restaurant sales, restaurant-level contribution margin decreased 120 basis points year-over-year to 17.5%. The decrease was primarily due to increases in occupancy and related expenses, and labor and related costs.

Adjusted EBITDA* decreased to ($0.1) million compared to $0.5 million in the first quarter of 2019.

Restaurant Development

During the first quarter of 2020, no new restaurants were opened.  Subsequent to the end of the quarter, the Company opened one restaurant in Katy, TX.  The Company continues to expect to open six new restaurants in fiscal 2020.

Fiscal Year 2020 Outlook

For the full fiscal year of 2020, the Company reiterates the following annual assumptions:

➢	Total sales between $84 million and $87 million;
➢	Comparable restaurant sales growth between 2% and 4%;
➢	Restaurant-level contribution* margin between 20.5% and 21.5%;
➢	Adjusted EBITDA* margin between 9% and 10%; and
➢	6 new restaurants.
*	Restaurant-level contribution and adjusted EBITDA are non-GAAP measures and defined below under “Key Financial Definitions”. See also “non-GAAP Financial Measures” below.

The Company has not reconciled guidance for restaurant-level contribution and adjusted EBITDA to the corresponding GAAP financial measure because the Company does not provide guidance for the various reconciling items. The Company is unable to provide guidance for these reconciling items because it cannot determine their probable significance, as certain items are outside of our control and cannot be reasonably predicted since these items could vary significantly from period to period. Accordingly, a reconciliation to the corresponding GAAP financial measure is not available without unreasonable effort.

Conference Call

A conference call and webcast to discuss Kura Sushi’s financial results is scheduled for 5:00 p.m. ET today. Hosting the conference call and webcast will be Hajime “Jimmy” Uba, President and Chief Executive Officer; Koji Shinohara, Chief Financial Officer; and Benjamin Porten, Investor Relations Manager.

Interested parties may listen to the conference call via telephone by dialing 201-689-8471. A telephone replay will be available shortly after the call has concluded and can be accessed by dialing 412-317-6671; the passcode is 13697548.  The replay will be available until Wednesday, January 15, 2020. The webcast will be available at www.kurasushi.com under the investor relations section and will be archived on the site shortly after the call has concluded.

About Kura Sushi USA, Inc.

Kura Sushi USA, Inc. is a technology-enabled Japanese restaurant concept with 24 locations in five states. The Company offers guests a distinctive dining experience built on authentic Japanese cuisine and an engaging revolving sushi service model. Kura Sushi USA, Inc. was established in 2008 as a subsidiary of Kura Sushi, Inc., a Japan-based revolving sushi chain with over 400 restaurants and 35 years of brand history. For more information, please visit www.kurasushi.com.

Key Financial Definitions

Restaurant-level Contribution, a non-GAAP measure, is defined as operating income plus depreciation and amortization, stock-based compensation expense, pre-opening lease expense, pre-opening costs, non-cash lease expense and asset disposals, closure costs and restaurant impairments, general and administrative expenses, less corporate-level stock-based compensation expense and corporate-level pre-opening costs. Restaurant-level contribution margin is defined as restaurant-level contribution divided by sales.

EBITDA, a non-GAAP measure, is defined as net income (loss) before interest, income taxes and depreciation and amortization.

Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA plus stock-based compensation expense, pre-opening lease expense, pre-opening costs, non-cash lease expense, asset disposals, closure costs and restaurant

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impairments, as well as certain items that the Company believes are not indicative of its core operating results. Adjusted EBITDA margin is defined as adjusted EBITDA divided by sales.

Comparable Restaurant Sales Growth refers to the change in year-over-year sales for the comparable restaurant base.  The Company include restaurants in the comparable restaurant base that have been in operation for at least 18 months prior to the start of the accounting period presented, including those temporarily closed for renovations during the year. For restaurants that were temporarily closed for renovations during the year, the Company makes fractional adjustments to sales such that sales are annualized in the associated period.  Growth in comparable restaurant sales represents the percent change in sales from the same period in the prior year for the comparable restaurant base.

Non-GAAP Financial Measures

To supplement the condensed financial statements presented in accordance with U.S. generally accepted accounting principles (“GAAP”), certain financial measures, such as EBITDA, adjusted EBITDA, adjusted EBITDA margin, restaurant-level contribution and restaurant-level contribution margin (“Non-GAAP measures”) are not recognized under GAAP. These Non-GAAP measures are intended as supplemental measures of our performance that are neither required by, nor presented in accordance with, GAAP. The Company is presenting these Non-GAAP measures because the Company believes that they provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and operating results. Additionally, the Company presents restaurant-level contribution because it excludes the impact of general and administrative expenses which are not incurred at the restaurant-level. The Company also uses restaurant-level contribution to measure operating performance and returns from opening new restaurants.

The Company believes that the use of these Non-GAAP measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, you should be aware that restaurant-level contribution and restaurant-level contribution margin are financial measures which are not indicative of overall results for the Company, and restaurant-level contribution and restaurant-level contribution margin do not accrue directly to the benefit of stockholders because of corporate-level expenses excluded from such measures. In addition, you should be aware when evaluating these Non-GAAP measures that in the future the Company may incur expenses similar to those excluded when calculating these measures. The Company’s presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of these Non-GAAP measures may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate these Non-GAAP measures in the same fashion. Because of these limitations, these Non-GAAP measures should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. The Company compensates for these limitations by relying primarily on our GAAP results and using these Non-GAAP measures on a supplemental basis.

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Forward-Looking Statements

Except for historical information contained herein, the statements in this press release or otherwise made by our management in connection with the subject matter of this press release are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) and involve risks and uncertainties and are subject to change based on various important factors. This press release includes forward-looking statements that are based on management’s current estimates or expectations of future events or future results. These statements are not historical in nature and can generally be identified by such words as “target,” “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “continue,” “predict,” “potential,” “plan,” “anticipate” or the negative of these terms, and similar expressions. Management’s expectations and assumptions regarding future results are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements included in this press release. These risks and uncertainties include but are not limited to: our ability to successfully maintain increases in our comparable restaurant sales; our ability to successfully execute our growth strategy and open new restaurants that are profitable; our ability to expand in existing and new markets; our projected growth in the number of our restaurants; macroeconomic conditions and other economic factors; our ability to compete with many other restaurants; our reliance on vendors, suppliers and distributors, including our parent company Kura Sushi, Inc.; concerns regarding food safety and foodborne illness; changes in consumer preferences and the level of acceptance of our restaurant concept in new markets; minimum wage increases and mandated employee benefits that could cause a significant increase in our labor costs; the failure of our automated equipment or information technology systems or the breach of our network security; the loss of key members of our management team; the impact of governmental laws and regulations; volatility in the price of our common stock; and other risks and uncertainties as described in our filings with the Securities and Exchange Commission (“SEC”). These and other factors that could cause results to differ materially from those described in the forward-looking statements contained in this press release can be found in the Company’s other filings with the SEC. Undue reliance should not be placed on forward-looking statements, which are only current as of the date they are made. The Company assumes no obligation to update or revise its forward-looking statements, except as may be required by applicable law.

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Investor Relations Contact:

Alexis Tessier or Fitzhugh Taylor

(657) 333-4010

investor@kurausa.com

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Kura Sushi USA, Inc.

Condensed Statements of Operations

(in thousands, except per share amounts; unaudited)

	Three Months Ended
	November 30, 2019	November 30, 2018
Sales	$17,440	$13,420
Restaurant operating costs:
Food and beverage costs	5,693	4,518
Labor and related costs	5,641	4,138
Occupancy and related expenses	1,439	920
Depreciation and amortization expenses	663	448
Other costs	2,047	1,645
Total restaurant operating costs	15,483	11,669
General and administrative expenses	3,326	2,148
Depreciation and amortization expenses	22	23
Total operating expenses	18,831	13,840
Operating loss	(1,391)	(420)
Other expense (income):
Interest expense	34	41
Interest income	(197)	(5)
Loss before income taxes	(1,228)	(456)
Income tax benefit	(4)	(65)
Net loss	$(1,224)	$(391)
Net loss per Class A and Class B common share
Basic	$(0.15)	$(0.08)
Diluted	$(0.15)	$(0.08)
Weighted average Class A and Class B shares outstanding
Basic	8,335	5,000
Diluted	8,335	5,000

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Kura Sushi USA, Inc

Selected Balance Sheet Data and Selected Operating Data

(in thousands; except restaurants and percentages; unaudited)

	November 30, 2019	August 31, 2019
Selected Balance Sheet Data:
Cash and cash equivalents	$33,010	$38,044
Total assets(1)	$115,616	$76,410
Total liabilities(1)	$54,538	$14,229
Total stockholders’ equity	$61,078	$62,181

(1)

In fiscal first quarter 2020, the Company adopted Accounting Standards Codification 842, “Leases”, resulting in the recognition of operating lease right-of-use assets of $37 million and operating lease liabilities of $40 million in the condensed balance sheet.

	Three Months Ended
	November 30, 2019	November 30, 2018
Selected Operating Data:
Restaurants at the end of period	23	19
Comparable restaurant sales growth	7.9%	4.4%
EBITDA	$(706)	$51
Adjusted EBITDA	$(143)	$501
Adjusted EBITDA margin	(0.8)%	3.7%
Operating loss	$(1,391)	$(420)
Operating profit margin	(8.0)%	(3.1)%
Restaurant-level contribution	$3,045	$2,510
Restaurant-level contribution margin	17.5%	18.7%

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Kura Sushi USA, Inc

Reconciliation of GAAP Net Loss to EBITDA and Adjusted EBITDA

(in thousands; unaudited)

	Three Months Ended
	November 30, 2019	November 30, 2018
Net loss	$(1,224)	$(391)
Interest (income) expense, net	(163)	36
Taxes	(4)	(65)
Depreciation and amortization	685	471
EBITDA	(706)	51
Stock-based compensation expense(1)	121	160
Pre-opening lease expense(2)	174	136
Pre-opening costs(3)	141	36
Non-cash lease expense(4)	127	118
Adjusted EBITDA	$(143)	$501

Kura Sushi USA, Inc

Reconciliation of GAAP Operating Loss to Restaurant-level Contribution

(in thousands; unaudited)

	Three Months Ended
	November 30, 2019	November 30, 2018
Operating loss	$(1,391)	$(420)
Depreciation and amortization	685	471
Stock-based compensation expense(1)	121	160
Pre-opening lease expense(2)	174	136
Pre-opening costs(3)	141	36
Non-cash lease expense(4)	127	118
General and administrative expenses	3,326	2,148
Corporate-level stock-based compensation and pre-opening costs included in General and administrative expenses	(138)	(139)
Restaurant-level contribution	$3,045	$2,510

(1)

Stock-based compensation expense includes non-cash stock-based compensation, which is comprised of restaurant-level stock-based compensation included in other costs in the statements of operations and of corporate-level stock-based compensation included in general and administrative expenses in the statements of operations.

(2)	Pre-opening lease expense includes lease expenses incurred between date of possession and opening date of our restaurants.
(3)	Pre-opening costs consist of labor costs and travel expenses for new employees and trainers during the training period, recruitment fees, legal fees and other related pre-opening costs.
(4)	Non-cash lease expense includes lease expense after the opening date of our restaurants that did not require cash outlay in the respective periods.

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